UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2006

                            DETTO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    333-100241                   01-656333
  ------------------------      -----------------------       ------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
 of
incorporation)                                               Identification No.)

   14320 NE 21st Street, Bellevue,
Washington                                                           98007
------------------------------------------------------------   -----------------
    (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:        (425) 201-5000
                                 Not applicable
                             -----------------------
          (Former name or former address, if changed sincelast report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Form 8-K and other reports filed by Detto Technologies, Inc. ("Detto" or the "Company") from time-to- time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. When used in the Filings, the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of those terms and similar expressions as they relate to the Company or the Company's management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company's industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of those risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

      On November 22, 2006, Detto entered into a settlement agreement (the "Settlement") pursuant to which it resolved a dispute regarding payment for certain services. Pursuant to the Settlement, the parties provided mutual releases and certain other agreements and Detto issued to certain persons warrants for the purchase of an aggregate of 2,000,000 shares of Detto's common stock, as described in Item 3.02 below.

Item 3.02 Unregistered Sales of Equity Securities.

      In connection with the Settlement, the Company issued to four persons warrants to purchase an aggregate of 2,000,000 shares of the Company's $.0001 par value common stock at a purchase price of $0.10 per share. The warrants expire on November 20, 2011. Based on the sophistication of the warrant holders and the nature of the transaction, those issuances were exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereunder.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DETTO TECHNOLOGIES, INC.

Date: November 29, 2006                       By: /s/ Larry Mana'o
                                                       ----------------
                                        Larry Mana'o, Co-Chief Executive Officer


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